UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2025

HEARTSCIENCES INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360
Southlake, Texas	76092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (682) 237-7781

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The NASDAQ Stock Market LLC
Warrants	HSCSW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

The disclosure required by this Item is included in Item 5.02 of this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference. Based in part upon the representations of the applicable officers and directors of HeartSciences Inc. (the “Company”), the offering and issuance of the Equity Awards (as defined below), will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, or Rule 506(b) of Regulation D promulgated thereunder, and/or Rule 701 promulgated thereunder and applicable state securities laws.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment No. 3 to the Company’s Equity Incentive Plan

On November 28, 2025, the Company’s Board of Directors (the “Board”) approved an amendment to the Company’s 2023 Equity Incentive Plan (as amended, the “Plan”) to increase the maximum aggregate number of shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), that may be issued under the Plan to 1,250,000 shares of Common Stock (the “Plan Amendment”). The number of shares of Common Stock available for issuance under the Plan will be subject to automatic increase on the first day of each fiscal year of the Company beginning with fiscal year beginning May 1, 2026, so that the number of shares of Common Stock available for issuance under the Plan is equal to the lesser of: (i) 25% of the total number of shares of all classes of Common Stock and preferred stock of the Company as converted to Common Stock outstanding on the last day of the immediately preceding fiscal year, and (ii) a lesser number of shares of Common Stock determined by the Administrator (as defined in the Plan). The Plan Amendment is subject to the Company’s receipt of shareholder approval of the Plan Amendment and shall be considered and voted upon the shareholders of the Company at the Company’s next annual meeting of shareholders. The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such amendment, which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

RSUs and Share Awards

On November 28, 2025, the Board approved the grant of the restricted shares of Common Stock and restricted stock unit (the “RSUs”) awards to certain of the Company’s executive officers, non-employee directors and employees (collectively, the “Equity Awards”) under the Plan, giving effect to the Plan Amendment. The restricted shares were issued on the same date, and the RSUs will be promptly granted. The vesting of such restricted shares and the settlement of the RSUs are subject to certain conditions (as discussed below). Mr. Simpson, the Company’s current Chief Executive Officer and Chairman of the Board of Directors, received 70,000 restricted shares of Common Stock, Mark Hilz, the Company’s Chief Operating Officer, Secretary and Director, will receive 45,000 RSUs, and Danielle Watson, the Company’s Chief Financial Officer, will receive 15,000 RSUs, and each of the Company’s non-employee directors will receive 15,000 RSUs.

The restricted shares granted to Mr. Simpson shall vest in full subject to the satisfaction of all of the following conditions with respect to the applicable portion of the shares: (i) approval of any amendment or modification to or restatement of the Plan, which, among other things, contemplates this award; and (ii)(x) 1/3rd of these shares shall vest on the one-year anniversary of the grant date (the “Initial Vesting Date”) and (y) thereafter, 1/12th of these shares shall vest on each subsequent quarterly anniversary of the Initial Vesting Date (each an “Additional Vesting Date” and together with the Initial Vesting Date, the “Vesting Dates”), such that all of these shares shall fully vest on the three year anniversary of the grant date, in each case provided that Mr. Simpson is continuously employed by and is in good standing with the Company and his employment agreement with the Company (the “Employment Agreement”) is in effect, through each applicable Vesting Date (except as otherwise provided below). Notwithstanding the foregoing or anything to the contrary in his Employment Agreement, Mr. Simpson shall not be required to be employed or perform any services to the Company under his Employment Agreement as of any applicable Vesting Date if Mr. Simpson is terminated or otherwise let go by the Company for any reason or no reason other than Just Cause (as defined in his Employment Agreement). In the event of a Change of Control (as defined in the Employment Agreement), 100% of the shares shall vest immediately before the consummation of such event.

The RSUs granted to Mr. Hilz and Ms. Watson shall be settled promptly after the date on which all of the following conditions are satisfied with respect to the applicable portion of such RSUs: (i) approval of any amendment or modification to or restatement of the Plan, which, among other things, contemplates the award of the applicable RSUs; and (ii)(x) 1/3rd of these RSUs shall vest on the Initial Vesting Date and (y) thereafter, 1/12th of these RSUs shall vest on each subsequent quarterly anniversary of the Initial Vesting Date, such that all of these RSUs shall fully vest on the three year anniversary of the grant date, in each case provided that such person is continuously employed by and is in good standing with the Company and his or her employment agreement with the Company is in effect, through each applicable Vesting Date (except as otherwise provided below). Notwithstanding the foregoing or anything to the contrary in Mr. Hilz’s employment agreement, Mr. Hilz shall not be required to be employed or perform any services to the Company under his employment agreement as of any applicable Vesting Date if Mr. Hilz is terminated or otherwise let go by the Company for any reason or no reason other than Just Cause (as defined in his employment agreement). In the event of a Change of Control (as defined in Mr. Hilz’s employment agreement), 100% of his RSUs shall vest immediately before the consummation of such event. In the event of a Change of Control (as defined in the Plan), 100% of Ms. Watson’s RSUs shall vest immediately before the consummation of such event.

The RSUs granted to each non-employee Director shall be settled promptly after the date on which all of the following conditions are satisfied with respect to the applicable portion of such RSUs: (i) approval of any amendment or modification to or restatement of the Plan, which, among other things, contemplates the award of these RSUs; and (ii) 1/2 of these RSUs shall vest on the Initial Vesting Date and (ii) thereafter, 1/8th of these RSUs shall vest on each subsequent quarterly anniversary of the Initial Vesting Date (each a “Director Vesting Date” and together with the Initial Vesting Date, the “Director Vesting Dates”), such that all of these shares shall fully vest on the two-year anniversary of the grant date, in each case provided that such person is continuously serving on the Board through each applicable Director Vesting Date. In the event of a Change of Control (as defined in the Plan), 100% of such RSUs shall vest immediately before the consummation of such event.

In addition, all of the equity awards described above shall immediately vest if the Company achieves $250,000 or more of revenue in any fiscal quarter ending after the date of this Current Report.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Number	Description
10.1*	Amendment No. 3 to the HeartSciences Inc. 2023 Equity Incentive Plan.
104**	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartSciences Inc.

Date: November 28, 2025	By:	/s/ Andrew Simpson
	Name:	Andrew Simpson
	Title:	President, Chief Executive Officer, and Chairman of the Board of Directors

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